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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 4, 1996 appearing on page F-2 of ArQule, Inc.'s Registration Statement on Form S-1 (No. 333-11105).




PRICE WATERHOUSE LLP
Boston, Massachusetts
January 8, 1997


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